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                                                                   EXHIBIT  23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We consent to the inclusion in this registration statement on Form S-1 (File No. 333-52673) of our report dated March 27, 1998, except for Notes 1 and 10, as to which the date is May 1, 1998, on our audits of the financial statements of MTI Vacations. We also consent to the reference to our firm under the caption "Experts."




                                                   /s/PricewaterhouseCoopers LLP

                                                   PricewaterhouseCoopers LLP

Chicago, Illinois
July 2, 1998